UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Registration Rights Agreement

On June 6, 2018, Infrastructure and Energy Alternatives, Inc. (the “Company”) entered into the First Amendment to Amended and Restated Registration Rights Agreement (the “RRA Amendment”) with Infrastructure and Energy Alternatives, LLC (“IEA LLC”), as holder of a majority of the registrable securities in order to make certain modifications and amendments to the terms of and certain clarifications related to the lockup agreements required under the Registration Rights Agreement, dated as of March 26, 2018, by and among the Company, IEA LLC, M III Sponsor I LLC (“Sponsor I LLC”), and M III Sponsor I LP (“Sponsor I LP”), Cantor Fitzgerald & Co., Mr. Osbert Hood and Mr. Philip Marber.

A copy of the RRA Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amended and Restated Founder Shares Amendment Agreement

On June 6, 2018, the Company entered into the Amended and Restated Founder Shares Amendment Agreement (the “FS Amendment”), by and among the Company, Sponsor I LLC, Sponsor I LP, IEA LLC and Messrs. Hood and Marber which amends and restates the Founder Shares Amendment Agreement, dated as of March 26, 2018, by and among such parties. The FS Amendment was entered into by the parties thereto to increase the number of shares of common stock of the Company (“Common Stock”) held by IEA LLC subject to the vesting and forfeiture restrictions so that the percentage of the 425,000 shares issued to IEA LLC under the Waiver, Consent and Agreement to Forfeit Founder Shares, dated as of March 20, 2018, by and among IEA Energy Services LLC, IEA LLC, Oaktree Power Opportunities Fund III Delaware, L.P., M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Sponsor I LLC and Sponsor I LP, or issuable in the future under such agreement that are subject to vesting and forfeiture are proportional to the number of Founder Shares (as defined in the FS Amendment) held by Sponsor I LLC and Sponsor I LP that are subject to vesting and forfeiture, after giving effect to forfeitures of Founder Shares by such entities in connection with the consummation of the business combination on March 26, 2018.

A copy of the FS Amendment is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Amended and Restated Registration Rights Agreement, dated as of June 6, 2018, by and between the Company and IEA LLC.
10.2	Amended and Restated Founder Shares Amendment Agreement, dated as of June 6, 2018, by and among the Company, Sponsor I LLC, Sponsor I LP, IEA LLC and Messrs. Hood and Marber.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer